Property Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
The components of our property, plant and equipment balance are as follows:

	December 31,
Dollars in Thousands	2014	2013
Property, Plant and Equipment, at cost:
Drilling Equipment	$1,383,308	$1,346,477
Rental Tools	494,924	467,731
Building, Land and Improvements	53,024	49,518
Other	95,074	61,273
Construction in Progress	70,668	82,381
Total Property, Plant and Equipment at cost	2,096,998	2,007,380
Less: Accumulated Depreciation and Amortization	1,201,058	1,136,024
Property, Plant, and Equipment, Net	$895,940	$871,356

Depreciation expense was $145.1 million, $134.1 million and $113.0 million for the years ended December 31, 2014, 2013, and 2012, respectively.
Provision for Reduction in Carrying Value of an Asset
During the 2014 fourth quarter, we performed a recoverability test for our respective asset groups to determine if the carrying values of such assets are recoverable. Based on the results of our recoverability test, the current carrying values of our asset groups are fully recoverable through our future estimated cash flows. We therefore concluded that the asset groups were not subject to impairment at December 31, 2014.
During the 2013 fourth quarter, for two rigs previously reported as assets held for sale as of December 31, 2012, management concluded that facts and circumstances no longer support the expectation that a sale would be consummated within a reasonable time period. As a result, we reclassified these assets back to assets held and used in accordance with generally accepted accounting principles. Concurrently, we performed a recoverability test for the two rigs and determined the fair value was less than the carrying amount before the assets were classified as held for sale, adjusted for any depreciation expense that would have been recognized had the assets been continuously classified as held and used. Therefore, during the 2013 fourth quarter we recorded a non-cash charge of $1.9 million to reflect the rigs current estimated fair value. Additionally, during the 2013 fourth quarter a sales agreement was terminated for three additional rigs which were previously expected to be sold prior to December 31, 2013. Upon termination of the sales agreement we performed a fair value analysis of the rigs and concluded for one rig, the carrying value of the rig exceeded fair value. Therefore, during the 2013 fourth quarter we recorded a non-cash charge of $0.6 million. Fair value was based on expected future cash flows using Level 3 inputs in accordance with fair value measurement requirements. The two rigs are reported as part of the International & Alaska Drilling segment.
Disposition of Assets
During the normal course of operations, we periodically sell equipment deemed to be excess, obsolete, or not currently required for operations. During the 2014 fourth quarter, we sold two rigs located in Kazakhstan, including rig related inventory, property and leasehold improvements. The assets had a carrying value at the time of sale of $3.8 million and were sold for proceeds of $3.5 million, resulting in a net loss of approximately $0.3 million.
During the 2013 fourth quarter, we sold two rigs located in New Zealand, including rig related inventory, property and leasehold improvements. The assets had a carrying value at the time of sale of $2.3 million and were sold for proceeds of $3.2 million resulting in a gain of approximately $0.9 million. Additionally, during the 2013 third quarter we sold a barge rig located in Mexico with carrying value at the time of sale of $0.3 million for proceeds of $0.5 million, resulting in a $0.2 million gain. These rig assets were part of our International & Alaska Drilling segment. During the 2013 fourth quarter we also completed the sale of a building located in Tulsa, Oklahoma. As a result of the completed sale, we recognized proceeds of $0.8 million and $0.1 million gain on the sale.
During the 2012 fourth quarter, we sold a 33 year-old posted barge drilling rig for proceeds of $0.2 million, resulting in a $0.5 million loss.
Assets Held for Sale
We had no assets classified as assets held for sale as of December 31, 2014 or as of December 31, 2013. During 2013, for five rigs previously reported as assets held for sale, management concluded that facts and circumstances no longer supported the expectation that a sale would be consummated within a reasonable time period. During the 2013 second quarter, we reclassified three rigs from assets held for sale to assets held and used and inventory. We initially classified the three rigs as assets held for sale as of December 31, 2010. We performed an analysis of the fair value of the three rigs and determined the rigs' carrying amount was less than fair value; therefore, the rigs were reclassified at their carrying amount at the time the assets were classified as held for sale, adjusted for depreciation expense that would have been recognized had the assets been continuously classified as held and used. The amount of additional depreciation recorded during the 2013 second quarter to place the assets in held and used categorization was $0.7 million.
Additionally, during the 2013 fourth quarter we reclassified two rigs from assets held for sale to assets held and used and inventory. We initially classified these rigs as held for sale as of September 30, 2012. We performed an analysis of the fair value of the two rigs and determined the fair value was less than the carrying amount before the assets were classified as held for sale, adjusted for any depreciation expense that would have been recognized had the assets been continuously classified as held and used. Therefore, during the 2013 fourth quarter we recorded a non-cash charge of $1.9 million to reflect the rigs current estimated fair value. During 2013, we adjusted the Assets held for sale, Inventory, and Property, plant and equipment balances for the year ended December 31, 2012 from what was reported in our December 31, 2012 Form 10-K, to reflect the reclassification of these assets.